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                                                                   Exhibit 10.36

                             AMENDMENT No. 2 TO THE
                          2002 STOCK INCENTIVE PLAN OF
                                  AMETEK, INC.

                  WHEREAS, AMETEK, Inc. (the "Company") has adopted the 2002 Stock Incentive Plan of AMETEK, Inc. (the "Plan"); and

                  WHEREAS, Section 18 of the Plan permits the Board of Directors of the Company or the Committee (as defined in the Plan) to amend the Plan; and

                  WHEREAS, the Committee now desires to amend the Plan in certain respects;

                  NOW, THEREFORE, the Plan is hereby amended as follows:

                  1. The fourth sentence of Section 3 of the Plan is hereby deleted.

                  2. The provisions of this Amendment shall be effective as of January 16, 2004.

                  3. Except to the extent hereinabove set forth, the Plan shall remain in full force and effect.

                  IN WITNESS WHEREOF, this Amendment has been executed by a duly authorized officer of the Company as of the 16th day of January, 2004.

                                        AMETEK, INC.

                                        By: /s/ John J. Molinelli
                                           ----------------------
                                           Name:  John J. Molinelli
                                           Title: Executive Vice President &
                                                  Chief Financial Officer

Attest:

/s/ Kathryn E. Londra
---------------------
Kathryn E. Londra
Corporate Secretary